Supplement dated January 3, 2018
to the Prospectuses, as supplemented, of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Managed Risk Fund	9/11/17
Columbia Variable Portfolio – Managed Risk U.S. Fund	9/11/17
Columbia Variable Portfolio – Managed Volatility Conservative Fund	5/1/17
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund	5/1/17
Columbia Variable Portfolio – Managed Volatility Growth Fund	5/1/17
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund	5/1/17
Columbia Variable Portfolio – U.S. Flexible Growth Fund	5/1/17
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund	5/1/17
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	5/1/17
Variable Portfolio – Aggressive Portfolio	5/1/17
Variable Portfolio – Conservative Portfolio	5/1/17
Variable Portfolio – Moderate Portfolio	5/1/17
Variable Portfolio – Moderately Aggressive Portfolio	5/1/17
Variable Portfolio – Moderately Conservative Portfolio	5/1/17
Columbia Variable Portfolio – Select Large Cap Equity Fund is added as an equity underlying fund under the caption More Information About the Fund - Principal Investment Strategies - Underlying Funds table in each of the funds' prospectuses. In addition, the following is added to the Appendix A — Underlying Funds — Investment Objectives and Strategies section of each prospectus:
Columbia Variable Portfolio – Select Large Cap Equity Fund
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor’s (S&P) 500 Index (the Index). The market capitalization range of the companies included within the Index was $2.5 billion to $871.8 billion as of November 30, 2017. The market capitalization range and composition of the companies in the Index are subject to change.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks, convertible securities, warrants and rights and may invest in exchange-traded funds. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 45 and 65 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
The Fund may invest in derivatives, such as options, for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.
The rest of the section remains the same.
S-6534-29 A (1/18)